                                                                     Exhibit 25

        THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T


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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)    |__|


--------------------------------------------

                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)



New York                                      13-5160382
(State of incorporation                       (I.R.S. employer
if not a U.S. national bank)                  identification no.)

48 Wall Street, New York, N.Y.                10286
(Address of principal executive offices)      (Zip code)



--------------------------------------------


                       WALLACE COMPUTER SERVICES, INC.
             (Exact name of obligor as specified in its charter)



Delaware                              36-2515832
(State or other jurisdiction of       (I.R.S. employer
incorporation or organization)        identification no.)



2275 Cabot Drive                                                       60532
Lisle, Illinois            (Address of principal executive offices)  (Zip code)


                            ______________________


                               Debt Securities
                     (Title of the indenture securities)


================================================================================

        THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------
     Name                      Address
--------------------------------------------------

Superintendent of Banks of the State of    2 Rector Street, New York,
New York                                                                  N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                                          N.Y.  10045

Federal Deposit Insurance Corporation      Washington, D.C.  20429

New York Clearing House Association        New York, New York   10005


     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                  SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of April, 1998.


                                               THE BANK OF NEW YORK



                                               By:    /s/ THOMAS B. ZAKRZEWSKI
                                                   ----------------------------
                                               Name:  THOMAS B. ZAKRZEWSKI
                                               Title: ASSISTANT VICE PRESIDENT

                                                                       Exhibit 7


--------------------------------------------------------------------------------

                     Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                         Dollar Amounts
ASSETS                                                     in Thousands
Cash and balances due from depos-
 itory institutions:
 Noninterest-bearing balances and
 currency and coin ....................                      $5,004,638

 Interest-bearing balances ............                       1,271,514
Securities:
 Held-to-maturity securities ..........                       1,105,782
 Available-for-sale securities ........                       3,164,271
Federal funds sold and Securities pur-
chased under agreements to resell......                       5,723,829
Loans and lease financing
 receivables:
 Loans and leases, net of unearned
  income ..............................                      34,916,196
 LESS: Allowance for loan and
  lease losses ........................                         581,177
 LESS: Allocated transfer risk
  reserve..............................                             429
  Loans and leases, net of unearned
  income, allowance, and reserve                             34,334,590
Assets held in trading accounts .......                       2,035,284
Premises and fixed assets (including
 capitalized leases) ..................                         671,664
Other real estate owned ...............                          13,306
Investments in unconsolidated
 subsidiaries and associated
 companies ............................                         210,685
Customers' liability to this bank on
 acceptances outstanding ..............                       1,463,446
Intangible assets .....................                         753,190
Other assets ..........................                       1,784,796
                                                           ------------
Total assets ..........................                     $57,536,995
                                                           ============

LIABILITIES
Deposits:
 In domestic offices ..................                     $27,270,824
 Noninterest-bearing ..................                      12,160,977
 Interest-bearing .....................                      15,109,847

 In foreign offices, Edge and
 Agreement subsidiaries, and IBFs ....                         14,687,806
 Noninterest-bearing .................                            657,479
 Interest-bearing ....................                         14,030,327
Federal funds purchased and Securities
 sold under agreements to repurchase..                          1,946,099
Demand notes issued to the U.S.
 Treasury ............................                            283,793
Trading liabilities ..................                          1,553,539
Other borrowed money:
 With remaining maturity of one year
  or less ............................                          2,245,014
 With remaining maturity of more than
one year through three years..........                                  0
 With remaining maturity of more than
  three years ........................                             45,664
Bank's liability on acceptances exe-
 cuted and outstanding ...............                          1,473,588
Subordinated notes and debentures ....                          1,018,940
Other liabilities ....................                          2,193,031
                                                             ------------
Total liabilities ....................                         52,718,298
                                                             ------------

EQUITY CAPITAL
Common stock .........................                          1,135,284
Surplus ..............................                            731,319
Undivided profits and capital
 reserves ............................                          2,943,008
Net unrealized holding gains
 (losses) on available-for-sale
 securities ..........................                             25,428
Cumulative foreign currency transla-
 tion adjustments ....................                       (     16,342)
                                                             ------------
Total equity capital .................                          4,818,697
                                                             ------------
Total liabilities and equity
 capital .............................                       $ 57,536,995
                                                             ============


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       --
     J. Carter Bacot    |
     Thomas A. Renyi    |
     Alan R. Griffith   |     Directors
                       --

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